UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 19, 2006

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K , other than statements of historical fact, are forward-looking statements, including those regarding our guidance on future financial results and other projections or measures of our future performance and those regarding the amount and timing of the benefits expected from the acquisition referred to below, from new products or services and from other potential sources of additional revenue. These statements are based on our current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; relationships with customers or strategic partners; difficulties in integrating acquired businesses; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, and information technology industries. Further information about these matters can be found in our other Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.

Item 1.01. Entry into a Material Definitive Agreement
     On July 20, 2006, WebMD Health Corp. (which we refer to as WHC), an 85.8% owned subsidiary of the Registrant, announced that it had agreed to acquire the interactive medical education, promotion and physician recruitment businesses of Medsite, Inc. (which we refer to as the Acquired Business). The purchase price for the Acquired Business is $41 million in cash, subject to customary post-closing adjustment based on net working capital at closing. The acquisition is expected to be completed during the quarter ending September 30, 2006, subject to satisfaction or waiver of customary closing conditions.
     Pursuant to the Asset Purchase Agreement (which we refer to as the Purchase Agreement), dated as of July 19, 2006, among Medsite, Inc., Medsite Acquisition Corp., MedsiteCME, LLC and Medsite Pharmaceutical Services, LLC (collectively, the Sellers) and June Plum, Inc. (a wholly owned subsidiary of WHC formed for purposes of the acquisition), June Plum, Inc. will purchase all of the assets and assume certain specified liabilities of the Sellers related to the Acquired Business. The Sellers will retain all assets that are not part of the Acquired Business and all liabilities that are not specifically assumed by June Plum, Inc. The parties have agreed that 10% of the purchase price will be placed into escrow at the closing as a source for effecting indemnification payments, if any, to June Plum, Inc. under the terms of the Purchase Agreement.
     This summary of the provisions of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement. A copy of the Purchase Agreement is incorporated by reference, as Exhibit 10.1 hereto, from Exhibit 10.1 to the Current Report on Form 8-K filed today by WHC and is incorporated herein by this reference.
Item 7.01. Regulation FD Disclosure
     On July 20, 2006, WHC issued a press release announcing the transaction described in Item 1.01 of this Current Report. A copy of the press release is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (referred to as the Exchange Act), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
          The following exhibits are furnished herewith:
10.1*	Asset Purchase Agreement, dated as of July 19, 2006, among June Plum, Inc. (a wholly owned subsidiary of the Registrant), Medsite, Inc., Medsite Acquisition Corp., MedsiteCME, LLC and Medsite Pharmaceutical Services, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 25, 2006)

99.1	WebMD Health Corp. Press Release, dated July 20, 2006, regarding the Asset Purchase Agreement (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 25, 2006)

*	The exhibits and schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION

Dated: July 25, 2006	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Asset Purchase Agreement, dated as of July 19, 2006, among June Plum, Inc. (a wholly owned subsidiary of the Registrant), Medsite, Inc., Medsite Acquisition Corp., MedsiteCME, LLC and Medsite Pharmaceutical Services, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 25, 2006)

99.1	WebMD Health Corp. Press Release, dated July 20, 2006, regarding the Asset Purchase Agreement (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 25, 2006)

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